UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported) May 4, 2005


                                   The Allstate Corporation
                      (Exact name of registrant as specified in charter)


    Delaware                           1-11840                     36-3871531
(State or other                      (Commission                  (IRS employer
jurisdiction of                      File number)                identification
 incorporation)                                                      number)

             2775 Sanders Road, Northbrook, Illinois                  60062
            (Address of principal executive offices)               (Zip code)

Registrant's telephone number, including area code (847) 402-5000


[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)
[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)
[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))
[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))


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Section 8 - Other Events

Item 8.01.     Other Events.

Certain exhibits are filed herewith in connection with the Prospectus Supplement dated May 4, 2005 to the Prospectus dated August 27, 2003, filed as part of the Registration Statement on Form S-3 (Registration No. 333-108253; declared effective on September 22, 2003) filed by The Allstate Corporation (the "Company") with the Securities and Exchange Commission covering Debt Securities issuable under an Indenture relating to Senior Debt Securities, dated as of December 16, 1997, between the Company and U.S. Bank National Association (successor in interest to State Street Bank and Trust Company) as amended by the Third Supplemental Indenture dated as of July 23, 1999 and the Sixth Supplemental Indenture dated as of June 12, 2000.

On May 4, 2005, the Company executed an Underwriting Agreement (the "Underwriting Agreement") with Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and certain other underwriters named therein. Pursuant to the Underwriting Agreement, the Company is issuing $800,000,000 principal amount of 5.55% Senior Notes Due 2035 (the "Securities") under a Twelfth Supplemental Indenture, to be dated as of May 9, 2005 (the "Twelfth Supplemental Indenture"). The Underwriting Agreement, the form of the Twelfth Supplemental Indenture and an opinion of counsel are filed as exhibits hereto. The form of the Securities is included as Exhibit A to the form of the Twelfth Supplemental Indenture.


Section 9 - Financial Statements and Exhibits

Item 9.01.   Financial Statements and Exhibits

   (c) Exhibits

     Number    Description

     1 Underwriting Agreement, dated as of May 4, 2005, between the Company and Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and certain other underwriters

     4.1 Form of Twelfth Supplemental Indenture between the Company and the Trustee, including the form of the Securities as Exhibit A

     5.1       Opinion of LeBoeuf, Lamb, Greene & MacRae, L.L.P.

     12        Computation of Earnings to Fixed Charges Ratio


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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                THE ALLSTATE CORPORATION
                                (registrant)

                                By: /s/ Mary J. McGinn
                                    -----------------------------
                                     Name: Mary J. McGinn
                                     Title: Assistant Secretary



Dated:  May 5, 2005


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


                                INDEX TO EXHIBITS

     Number    Description

     1 Underwriting Agreement, dated as of May 4, 2005, between the Company and Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and certain other underwriters

     4.1 Form of Twelfth Supplemental Indenture between the Company and the Trustee, including the form of the Securities as Exhibit A

     5.1       Opinion of LeBoeuf, Lamb, Greene & MacRae, L.L.P.

     12        Computation of Earnings to Fixed Charges Ratio